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SCHEDULE 14A INFORMATION
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the Securities Exchange Act of 1934 (Amendment No. )

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CATAPULT COMMUNICATIONS CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held January 24, 2006

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CATAPULT COMMUNICATIONS CORPORATION, a Nevada corporation, will be held on Tuesday, January 24, 2006 at 3:00 P.M., local time, at the Company’s principal executive offices located at 160 South Whisman Road, Mountain View, California 94041 for the following purposes:

1. To elect seven directors to serve until the next Annual Meeting of Stockholders and until their successors are elected.

2. To amend and restate the Company’s 1998 Stock Plan to (i) increase the shares reserved for issuance thereunder by 1,000,000 shares of Common Stock, (ii) extend the term of the Plan to November 1, 2015 and (iii) in addition to stock options and stock purchase rights, permit the award of stock appreciation rights, restricted stock units, performance units, performance shares, and other stock awards as determined by the Administrator.

3. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2006; and

4. To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on November 30, 2005 are entitled to notice of and to vote at the meeting.

To assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

BY ORDER OF THE BOARD OF DIRECTORS
Christopher Stephenson
Vice President, Chief Financial Officer and Secretary

Mountain View, California
December 21, 2005

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL ONE
ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
PROPOSAL TWO
APPROVAL OF THE AMENDED AND RESTATED 1998 STOCK PLAN
PROPOSAL THREE
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRINCIPAL STOCKHOLDERS
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
COMPANY’S STOCK PERFORMANCE
CERTAIN TRANSACTIONS
SECTION 16( a ) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS

CATAPULT COMMUNICATIONS CORPORATION

PROXY STATEMENT
FOR 2006 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of the board of directors of CATAPULT COMMUNICATIONS CORPORATION, a Nevada corporation, for use at the Annual Meeting of Stockholders to be held Tuesday, January 24, 2006 at 3:00 P.M., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at our principal executive offices located at 160 South Whisman Road, Mountain View, California 94041. The telephone number at that location is (650) 960-1025.

These proxy solicitation materials were first mailed on or about December 21, 2005 to all stockholders entitled to vote at the meeting.

Record Date and Voting Securities

Stockholders of record at the close of business on November 30, 2005 are entitled to notice of and to vote at the meeting. At the record date, 14,744,007 shares of the Company’s authorized Common Stock were issued and outstanding and held of record by 49 stockholders. No shares of our authorized Preferred Stock were outstanding.

Revocability of Proxies

You may revoke your proxy at any time before it is voted at the annual meeting. In order to do this, you may either:

•	sign and return another proxy bearing a later date;

•	provide written notice of the revocation to Christopher Stephenson, our Secretary, prior to the time we take the vote at the annual meeting; or

•	attend the meeting and vote in person.

Voting

If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

If you hold your shares in your own name as a holder of record, you may instruct the proxy holders how to vote your Common Stock by signing, dating and mailing the proxy card in the postage paid reply envelope that we have provided. Of course, you may also choose to come to the annual meeting and vote your shares in person. The proxy holders will vote your shares in accordance with those instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our board of directors.

You are entitled to one vote for each share of Common Stock held by you on the record date.

Quorum Requirement

A quorum, which is a majority of our outstanding shares as of the record date, must be present or represented by proxy in order to hold the annual meeting and to conduct business. Your shares will be counted as being present at the meeting if you attend the meeting in person or if you submit a properly executed proxy card.

Abstentions and Broker Non-Votes

If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the annual meeting. Consequently, if you abstain from voting on the proposal to elect directors, your abstention will have no effect on the outcome of the vote with respect to this proposal.

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “for” routine matters but expressly instructing that the broker is NOT voting on non-routine matters. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of votes cast for or against a proposal. Your broker will have discretionary authority to vote your shares on Proposal One and Proposal Three, which are routine matters.

Proxy Solicitation Costs

This solicitation of proxies is made by our board of directors, and all related costs will be borne by us. None of our directors intend to oppose any action for which stockholder approval is being solicited. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

Our Voting Recommendations

Our board of directors recommends that you vote:

•	FOR the election of the seven nominees to the board of directors;

•	FOR the amendment and restatement of the Company’s 1998 Stock Plan to (i) increase the shares reserved for issuance thereunder by 1,000,000 shares of Common Stock, (ii) extend the term of the Plan to November 1, 2015 and (iii) in addition to stock options and stock purchase rights, to permit the award of stock appreciation rights, restricted stock units, performance units, performance shares, and other stock awards as determined by the Administrator; and

•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2006.

Voting Results

The preliminary voting results will be announced at the annual meeting. The final voting results will be calculated by our Inspector of Elections, and published in our Quarterly Report on Form 10-Q for the second quarter of fiscal year 2006.

Deadline for Receipt of Stockholder Proposals for 2007 Annual Meeting of Stockholders

As a stockholder, you may be entitled to present proposals for action at an upcoming meeting if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission and our bylaws. Stockholders wishing to present a proposal at our 2007 Annual Meeting of Stockholders must submit such proposal to us by August 18, 2006, if they wish it to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting. In connection with our 2007 Annual Meeting of Stockholders, we intend to solicit proxies granting discretionary authority to the proxyholders to vote on any matters submitted by stockholders after November 6, 2006, which is 45 calendar days prior to the anniversary of the mailing date of this proxy statement. In addition, under our bylaws, a stockholder wishing to make a proposal at the 2007 Annual Meeting of Stockholders must submit such a proposal to us prior to November 6, 2006. Any such proposals should be in compliance with our bylaws and should be submitted to Catapult Communications Corporation, 160 South Whisman Road, Mountain View, California 94041, Attention: Secretary.

Other Matters

Other than the proposals listed above, our board of directors does not intend to present any other matters to be voted on at the meeting. Our board of directors is not currently aware of any other matters that will be presented by others for action at the meeting. However, if other matters are properly presented at the meeting and you have signed and returned your proxy card, the proxy holders will have discretion to vote your shares on these matters to the extent authorized under the Securities Exchange Act of 1934, as amended.

Stockholders Sharing the Same Address

Catapult has adopted a procedure called “householding,” which has been approved by the Securities and Exchange Commission. Under this procedure, Catapult is delivering only one copy of the annual report and proxy statement to multiple stockholders who share the same address, unless Catapult has received contrary instructions from an affected stockholder. This procedure reduces Catapult’s printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to receive separate proxy cards.

Catapult will deliver, promptly upon written or oral request, a separate copy of the annual report and the proxy statement to any stockholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of the annual report or proxy statement, you may write or call Catapult’s Investor Relations Department at 160 South Whisman Road, Mountain View, California 94041, telephone (650) 960-1025. Any stockholders of record who share the same address and currently receive multiple copies of Catapult’s annual report and proxy statement who wish to receive only one copy of these materials per household in the future, please contact Catapult’s Investor Relations Department at the address or telephone number listed above to participate in the householding program.

A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker, or other holder of record to request information about householding.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

A board of seven directors is to be elected at the Annual Meeting of Stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven nominees named below, all of whom are presently directors of Catapult. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting of Stockholders, the proxies will be voted for any nominee who shall be designated by the present board of directors to fill the vacancy. We are not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

The names of the nominees and certain information about them as of November 30, 2005 are set forth below:

Name of Nominee	Age	Principal Occupations	Director Since

Peter S. Cross (1) (2)	58	Retired	2003
R. Stephen Heinrichs(1)	58	Retired	2005
Nancy H. Karp	60	Retired	1985
Richard A. Karp	61	Chief Executive Officer and Chairman of the Board	1985
Henry P. Massey, Jr.	66	Attorney	2001
John M. Scandalios (1) (2)	75	Retired	1987
Charles L. Waggoner (1) (2)	66	Retired	1991

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

Dr. Peter S. Cross has served as one of our directors since October 2003. Dr. Cross is an independent investor involved as a director, technical advisor and management and engineering consultant. He retired in 1996 from Bay Networks, a telecommunications equipment manufacturer now a part of Nortel Networks, as Senior Vice President of Engineering. From 1987 to 1994, Dr. Cross served as Vice President of Engineering at SynOptics Communications, a telecommunications equipment manufacturer that merged with Wellfleet Communications to form Bay Networks. Dr. Cross holds a B.S.E.E. degree from the California Institute of Technology, and M.S. and Ph.D. degrees in electrical engineering and computer science from the University of California, Berkeley.

Mr. R. Stephen Heinrichs has served as one of our directors since September 2005. He was recommended to the board of directors for consideration by one of our non-management directors. Before his retirement in 2001, Mr. Heinrichs was Chief Financial Officer of Avistar Communications Corporation, a publicly-held video communications company he co-founded and for which he presently serves as a director. Mr. Heinrichs is also a director of PDF Solutions, Inc., a provider of software and services for integrated circuit design and manufacture. Mr. Heinrichs was a member of the board of directors of Artisan Components and was its audit committee chairman from January 2003 until the company was acquired in 2005. From 1976 through 1989 he was Chief Financial Officer of Teknekron, a private venture firm, and Chairman and Chief Executive Officer of several Teknekron companies. Mr. Heinrichs holds a B.S. from California State University, Fresno, in Accounting and is a Certified Public Accountant.

Ms. Nancy H. Karp has served as one of our directors since our inception and served as our Treasurer from inception to September 1997 and as our Secretary from inception to October 2002. Ms. Karp holds an M.B.A. from Claremont Graduate University, an M.P.H. degree (public health) from the University of California at Berkeley and a B.S. degree from Texas Tech University.

Dr. Richard A. Karp founded Catapult in 1985 and has served as our Chief Executive Officer and Chairman of the Board since inception and as President from inception to May 2000. Dr. Karp holds a Ph.D. in computer science from Stanford University, an M.S. degree in mathematics from the University of Wisconsin and a B.S. degree in science from the California Institute of Technology.

Mr. Henry P. Massey, Jr. has served as one of our directors since May 2001 and as our Secretary from October 2002 through January 2003. Mr. Massey has practiced law since 1969 and has been a member of the law firm of Wilson Sonsini Goodrich & Rosati, P.C., since August 1982. Mr. Massey has served as Catapult’s principal corporate counsel since 1998. Mr. Massey holds A.B. and J.D. degrees from Cornell University.

Mr. John M. Scandalios has served as one of our directors since November 1987. From 1994 through April 1999, Mr. Scandalios served as Vice President of Sales at Flowpoint Corporation (Flowpoint), a computer networking company. Mr. Scandalios holds M.B.A. and B.A. degrees from the University of Chicago.

Mr. Charles L. Waggoner has served as one of our directors since January 1991. Through 2000, Mr. Waggoner served as President of the FlowPoint Division of Efficient Networks, Inc. From 1993 through 1999, Mr. Waggoner served as President of FlowPoint. Mr. Waggoner holds a B.S.E.E. degree from South Dakota State University.

Dr. Karp and Ms. Karp were married until June 1998. There are no other family relationships between directors and executive officers of the Company.

Vote Required

If a quorum is present and voting, the seven nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum for transaction of business at the meeting, but will have no other legal effect upon the election of directors under Nevada law.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE FOR EACH OF THE SEVEN NOMINEES NAMED ABOVE.

CORPORATE GOVERNANCE

Board of Directors and Committee Meetings

Our Board of Directors held seven meetings during the fiscal year ended September 30, 2005. While in office, each of our directors attended at least 75% of the meetings of the Board of Directors and the committees on which he or she served in the fiscal year ended September 30, 2005. Our directors are expected, absent exceptional circumstances, to attend all Board meetings and meetings of committees on which they serve, and are also expected to attend our Annual Meeting of Stockholders. All directors then in office attended the 2005 Annual Meeting of Stockholders.

Our Board of Directors has summarized its corporate governance practices in the Corporate Governance Guidelines for Catapult Communications Corporation, a copy of which is available on our Investor Relations page at http://www.catapult.com.  Our Board of Directors currently has two committees: an Audit Committee and a Compensation Committee. Each committee has a written charter approved by the Board of Directors outlining the principal responsibilities of the committee. All of our directors, other than our Chief Executive Officer, meet in executive sessions without management present on a regular basis.

Audit Committee

The purpose of our Audit Committee is to oversee our accounting and financial reporting processes and audits of our financial statements and to assist the Board of Directors in the oversight and monitoring of (i) the integrity of our financial statements, (ii) our accounting policies and procedures, (iii) our compliance with legal and regulatory requirements, (iv) our independent registered public accounting firm’s qualifications, independence and performance, (v) our disclosure controls and procedures, and (vi) our internal control over financial reporting. In addition, the Audit Committee’s responsibilities include reviewing and pre-approving any audit and non-audit services, reviewing, approving and monitoring our Code of Ethics for Principal Executive and Senior Financial Officers and establishing procedures for receiving, retaining and treating complaints regarding accounting, internal accounting controls or auditing matters. The report of the Audit Committee for the fiscal year ended September 30, 2005 is included in this proxy statement.

The Audit Committee of the Board of Directors currently consists of Directors Cross, Heinrichs, Scandalios and Waggoner and held twelve meetings during the fiscal year ended September 30, 2005. Mr. Heinrichs was appointed to the Audit Committee in September 2005 and serves at its Chairman. None of the current Audit Committee members is an employee of Catapult Communications Corporation, and all of them are independent within the meaning of the rules of the Securities and Exchange Commission and the listing standards of The Nasdaq Stock Market (the “Nasdaq Rules”). The Board of Directors has designated Mr. Heinrichs as an “audit committee financial expert” within the meaning of the rules of the Securities and Exchange Commission and has determined that he has the accounting and related financial management expertise to satisfy the requirement that at least one member of the Audit Committee be financially sophisticated within the meaning of the Nasdaq Rules.

Compensation Committee

The purpose of our Compensation Committee is to discharge the Board’s responsibilities for approving and evaluating officer compensation plans, policies and programs, to review and make recommendations regarding compensation for our employees and directors, and to administer our equity compensation plans. The report of the Compensation Committee for the fiscal year ended September 30, 2005 is included in this proxy statement. The Compensation Committee of the Board of Directors currently consists of Directors Cross, Scandalios and Waggoner, and held four meetings during the fiscal year ended September 30, 2005. Mr. Waggoner serves as Chairman of the Compensation Committee. Each member of the Compensation Committee is independent within the meaning of the Nasdaq Rules.

Director Independence

Our Board of Directors has reviewed the independence of each of our directors under the Nasdaq Rules and has affirmatively determined that each of our directors, with the exception of Dr. Karp, is independent within the meaning of the Nasdaq Rules.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the Board of Directors by writing to us at Catapult Communications Corporation, Attention: Corporate Secretary, 160 South Whisman Road, Mountain View, CA 94041. Stockholders who would like their submission directed to a particular member of the Board of Directors may so specify and the communication will be forwarded as appropriate.

Policy for Director Recommendations and Nominations

Our Board does not have a standing Nominating Committee. Our Board believes that in light of the relatively small size of our Board of Directors, all of the members of the Board can function effectively as a group to identify and evaluate potential candidates for nomination to the Board. We have determined that six of our seven directors are independent within the meaning of the Nasdaq Rules, and our nominating procedures require that a majority of such independent directors must recommend to the full Board any candidates for election to the Board.

Our Board considers candidates for Board membership suggested by Board members, management and our stockholders. It is the policy of the Board to consider recommendations for candidates to the Board of Directors from any stockholder holding, as of the date the recommendation is submitted, not less than one percent (1%) of the then outstanding shares of our common stock continuously for at least twelve (12) months prior to such date. The Board will consider a director candidate recommended by our stockholders in the same manner as a nominee recommended by a Board member, management or other sources. In addition, a stockholder may nominate a person directly for election to the Board of Directors at an Annual Meeting of Stockholders provided the stockholder meets the requirements set forth in our Bylaws.

Where the Board has either identified a prospective nominee or determined that an additional or replacement director is required, the Board may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the Board of Directors or management. In its evaluation of director candidates, including the members of the Board of Directors eligible for re-election, the Board considers a number of factors, including:

•	the current size and composition of the Board of Directors and the needs of the Board of Directors and the respective committees of the Board, and

•	such factors as judgment, independence, character and integrity, age, area of expertise, diversity of experience, length of service, and potential conflicts of interest.

The Board has also specified the following minimum qualifications that it believes must be met by a nominee for a position on the Board:

•	the highest personal and professional ethics and integrity,

•	proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment,

•	skills that are complementary to those of the existing Board,

•	the ability to assist and support management and make significant contributions to our success, and

•	an understanding of the fiduciary responsibilities that are required of a member of the Board of Directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

After completing its evaluation, the Board of Directors determines the nominees.

Code of Business Conduct and Code of Ethics for Officers

Our Board of Directors has adopted a Code of Ethics that is applicable to all of our employees, officers and directors. Our Code of Ethics is intended to ensure that our employees act in accordance with the highest ethical standards. In addition, we have in place a Code of Ethics for Principal Executive and Senior Financial Officers, which applies to our Chief Executive Officer and our Chief Financial Officer, who also serves as our principal accounting officer. This code is intended to deter wrongdoing and promote ethical conduct among our executives and to ensure all of our public disclosure is full, fair and accurate. Both the Code of Ethics and the Code of Ethics for Principal Executive and Senior Financial Officers are available on the Investor Relations page of our website at http://www.catapult.com, and the Code of Ethics for Principal Executive and Senior Financial Officers has been filed as an exhibit to our Annual Report on Form 10-K, as amended, for the fiscal year ended September 30, 2003.

Director Compensation

In the fiscal year ended September 30, 2005, each of our non-employee directors was compensated at the rate of $1,500 per meeting attended by the director. Effective as of October 1, 2005, each of our non-employee directors is compensated at a rate of $1,000 per board meeting ($500 for telephonic attendance) and $500 per committee meeting attended by the director, except that directors are not separately compensated for committee meetings held in conjunction with meetings of the board of directors. Effective as of October 1, 2005, each non-employee director also receives an annual fiscal year retainer of $10,000 for non-committee directors, $15,000 for directors who serve on the Audit or Compensation Committees, and $20,000 for the Chairman of the Audit Committee.

Non-employee directors are also eligible for option grants under our 1998 Stock Plan. In April 2005, each non-employee director, other than Mr. Heinrichs who was not a director at that time, received an option grant to purchase 2,500 shares of our Common Stock under our 1998 Stock Plan at an exercise price of $14.34 per share. In September 2005, Mr. Heinrichs and Mr. Cross each received an option grant to purchase the respective amounts of 25,000 and 10,000 shares of our Common Stock under our 1998 Stock Plan at an exercise price of $17.60.

PROPOSAL TWO

APPROVAL OF THE AMENDED AND RESTATED 1998 STOCK PLAN

The stockholders are being asked to approve the Company’s amended and restated 1998 Stock Plan (the “Plan”). The Company’s Board of Directors (the “Board”) believes that the fundamental objectives of a long-term incentive compensation program are to align the interests of management and the stockholders and to create long-term stockholder value. The Board believes that the amended and restated Plan increases the Company’s ability to achieve these objectives by allowing for several different forms of long-term incentive awards, which will help us recruit, reward, motivate, and retain talented personnel. Changes in the equity compensation accounting rules, which became effective for us on October 1, 2005, also make it important for us to have greater flexibility under the Plan. As the new equity compensation accounting rules come into effect, competitive equity compensation practices may change materially, especially as they pertain to the use of equity compensation vehicles other than stock options. In November 2005, the Board approved the amended and restated Plan, subject to the approval of a majority of the shares of the Company’s Common Stock that are present in person or by proxy and entitled to vote at the Annual Meeting. If the stockholders approve the amended and restated Plan, it will replace the current version of the Plan. Otherwise, the current version of the Plan will remain in effect. Our named executive officers and directors have an interest in this proposal.

Changes Being Made to the Plan

The following is a summary of changes being made to the Plan:

•	The stockholders are being asked to approve an increase to the number of shares of Common Stock authorized for issuance under the Plan from 2,800,000 shares to 3,800,000 shares, an increase of 1,000,000 shares.

•	The Plan has been amended to continue in effect for a term of ten (10) years beginning November 1, 2005, unless terminated earlier by the Board pursuant to its discretion.

•	The Plan currently allows for the grant of stock options and stock purchase rights (through which awards of restricted stock can be made). In addition to awards of stock options and restricted stock, the amended and restated Plan would permit the award of stock appreciation rights, restricted stock units, performance units, performance shares, and other stock awards as determined by the Administrator.

•	The Company believes that full value awards can be an important and effective part of an equity compensation strategy consistent with best practices and can help limit stockholder dilution related to the Company’s equity compensation program. However, the Company recognizes that the issuance of full value awards can potentially be more costly to its stockholders than appreciation awards such as stock options or stock appreciation rights. Accordingly, any shares subject to an award with an exercise or purchase price less than fair market value on the date of grant (e.g., shares subject to restricted stock, restricted stock units, performance share, or performance unit awards) will be counted against the Plan’s share reserve as two shares for every one share subject to such award. Correspondingly, to the extent that a share that counted as two shares against the Plan reserve at the time of grant pursuant to the preceding sentence is recycled back into the Plan (e.g., upon award termination or share repurchase), the Plan will be credited with two shares that will thereafter be available for future issuance under the Plan.

•	The Company recognizes that depleting the Plan’s share reserve by only the net shares issued pursuant to the grant of a stock-settled stock appreciation right potentially makes the Plan more costly to its stockholders. Accordingly, each share subject to a stock settled stock appreciation right at the time of grant will count as a full share against the Plan share reserve, rather than only the net shares issued upon exercise of the stock appreciation right.

•	The Plan currently provides that upon the occurrence of a Change in Control, each outstanding option granted to a Director who is not an employee would vest as to an additional number of shares equal to the number of shares which had become vested and exercisable immediately prior to the Change in Control. In order to attract and retain the best available individuals to serve as directors of the Company, the amended and restated Plan provides that each outstanding Award granted to a non-employee Director shall become fully vested upon the occurrence of a Change in Control.

•	The amended and restated Plan has also been amended to add specific performance criteria that the Plan administrator may use to establish performance objectives upon achievement of which will allow certain awards to vest or be issued, which in turn will allow the Company to receive income tax deductions under Section 162(m) of the Code.

The amended and restated Plan does not differ from the current version of the Plan in any other material respect.

The Company believes strongly that the approval of the amended and restated Plan is essential to the Company’s continued success. The Company’s employees are its most valuable assets. Stock options and other awards such as those provided under the amended and restated Plan are vital to the Company’s ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which the Company must compete. Such awards also are crucial to our ability to motivate employees to achieve the Company’s goals. For the reasons stated above, the stockholders are being asked to approve the amended and restated Plan.

Summary of the Amended and Restated 1998 Stock Plan

The following paragraphs provide a summary of the principal features of the Plan and its operation. The following summary is qualified in its entirety by reference to Plan as set forth in Appendix A.

The Plan provides for the grant of the following types of incentive awards: (i) stock options; (ii) stock appreciation rights; (iii) restricted stock, (iv) restricted stock units, and (v) performance units and performance shares, which are referred to individually as an “Award.” Those who will be eligible for Awards under the plan include employees, directors and consultants who provide services to the Company and its parent and subsidiary companies.

As of November 30, 2005, approximately 250 employees, directors, and consultants were eligible to participate in the Plan.

Number of Shares of Common Stock Available Under the Plan.  If the stockholders approve Proposal Two, a total of 3,800,000 shares of the Company’s Common Stock will be reserved for issuance under the Plan. As of November 30, 2005, 1,948,944 shares were subject to outstanding Awards granted under the Plan, and 351,750 shares remained available for any new Awards to be granted in the future. In addition, any shares subject to awards of restricted stock, restricted stock units, performance shares or performance units granted with an exercise price less than the fair market value on the date of grant will be counted against the share reserve as two shares for every one share subject to such award. Further, to the extent that a share that was subject to an award that counted as two shares against the Plan reserve pursuant to the preceding sentence is recycled back into the Plan, the Plan will be credited with two shares that will thereafter be available for issuance under the Plan.

If we experience a stock split, reverse stock split, stock dividend, combination or reclassification of our shares, or any other change or increase or decrease in the number of issued shares effected without our receipt of consideration (except for certain conversions of convertible securities) appropriate adjustments will be made, subject to any required action by the Company’s stockholders, to the number of shares available for issuance under the Plan, the number of shares covered by each outstanding Award, the price per share covered by each outstanding Award, and the numerical per-person share limits for each type of Award, as appropriate to reflect the stock dividend or other change.

Administration of the Plan.  Other than as provided below, the Plan will be administered by the Company’s Board or a committee of Directors appointed by the Board (the “Committee”) (collectively the “Administrator”). To make grants to certain of our officers and key employees, the members of the Committee must qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, and as “outside directors” under Section 162(m) of the Internal Revenue Code (so that the Company can receive a federal tax deduction for certain compensation paid under the Plan). Subject to the terms of the Plan, the Administrator has the sole discretion to select the employees, consultants, and directors who will receive Awards, determine the terms and conditions of Awards, and interpret the provisions of the Plan and outstanding Awards.

Options.  The Administrator is able to grant nonqualified stock options and incentive stock options under the Plan. The Administrator will determine the number of shares subject to each option, but no participant will be able to be granted options covering more than 225,000 shares during any of the Company’s fiscal years, except that a participant may be granted an option covering up to an additional 225,000 shares in connection with his or her initial service with the Company. The Administrator will determine the exercise price of options granted under the Plan, provided the exercise price must at least be equal to the fair market value of the Company’s common stock on the date of grant. In addition, the exercise price of an incentive stock option granted to any participant who owns more than 10% of the total voting power of all classes of the Company’s outstanding stock must be at least 110% of the fair market value of the common stock on the grant date.

The term of an option may not exceed 10 years, except that with respect to any participant who owns 10% of the voting power of all classes of the Company’s outstanding capital stock, the term of an incentive stock option may not exceed five years.

After termination of service with the Company, a participant will be able to exercise the vested portion of his or her option for the period of time stated in the Award agreement. If no such period of time is stated in a participant’s option agreement, a participant will generally be able to exercise his or her option for (i) thirty days following his or her termination for reasons other than death or disability, and (ii) twelve months following his or her termination due to death or disability. In no event will an option be able to be exercised later than the expiration of its term.

Stock Appreciation Rights.  Assuming the stockholders approve this Proposal Two, the Administrator will be able to grant stock appreciation rights either alone or in tandem with stock options. A stock appreciation right is the right to receive the appreciation in fair market value of common stock between the exercise date and the date of grant. The Company can pay the appreciation in either cash or shares of common stock. Stock appreciation rights will become exercisable at the times and on the terms established by the Administrator, subject to the terms of the Plan. No participant will be granted stock appreciation rights covering more than 225,000 shares during any fiscal year, except that a participant may be granted stock appreciation rights covering up to an additional 225,000 shares in connection with his or her initial service with the Company.

After termination of service with the Company, a participant will be able to exercise the vested portion of his or her stock appreciation right for the period of time stated in the Award agreement. If no such period of time is stated in a participant’s Award agreement, a participant will generally be able to exercise his or her stock appreciation right for (i) thirty days following his or her termination for reasons other than death or disability, and (ii) twelve months following his or her termination due to death or disability. In no event will a stock appreciation right be exercised later than the expiration of its term.

Restricted Stock.  Awards of restricted stock are rights to acquire or purchase shares of Company common stock. Restricted stock vests in accordance with the terms and conditions established by the Administrator in its sole discretion. For example, the Administrator may set restrictions based on the achievement of specific performance goals. Awards of restricted stock may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. The Award agreement will generally grant the Company a right to repurchase or reacquire the shares upon the termination of the participant’s service with the Company for any reason (including death or disability). The Administrator will determine the number of shares granted pursuant to an Award of restricted stock, but no participant will be granted a right to purchase or acquire more than 75,000 shares of restricted stock during any fiscal year, except that a participant may be granted up to an additional 75,000 shares of restricted stock in connection with his or her initial employment with the Company.

Restricted Stock Units.  Assuming the stockholders approve this Proposal Two, the Administrator will be able to grant Awards of restricted stock units. Restricted stock units are dollar value equivalent of shares that vest in accordance with the terms and conditions established by the Administrator in its sole discretion. For example, the Administrator may set restrictions based on the achievement of specific performance goals. Upon satisfying the applicable vesting criteria, a participant is entitled to the payout specified in the Award agreement, although the Administrator may, at any time after the grant, reduce or waive any vesting criteria that must be met to receive a payout of restricted stock units. The Administrator, in its sole discretion, may pay earned restricted stock units in cash, shares or a combination of both.

If all restricted stock units have not vested by the date set forth in the Award agreement, the unearned restricted stock units are forfeited to the Company. The Administrator will determine the number of units granted pursuant to an Award of restricted stock units, but no participant will be granted more than 75,000 units during any fiscal year, except that a participant may be granted up to an additional 75,000 units in connection with his or her initial employment with the Company.

Performance Units and Performance Shares.  Assuming the stockholders approve this Proposal Two, the Administrator will be able to grant performance units and performance shares, which are Awards that will result in a payment to a participant only if the performance goals or other vesting criteria the Administrator may establish are achieved or the Awards otherwise vest. The Administrator will establish organizational, individual performance goals, or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. No participant will receive more than 75,000 performance units or performance shares during any fiscal year, except that a participant may be granted performance units or performance shares covering up to an additional 75,000 shares in connection with his or her initial service with the Company. Performance units will have an initial dollar value established by the Committee prior to the grant date. Performance shares will have an initial value equal to the fair market value of a share of the Company’s common stock on the grant date.

Performance Goals.  As determined by the Administrator, the performance goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (i) cash position, (ii) earnings per share, (iii) net income, (iv) operating cash flow, (v) operating income, (vi) return on assets, (vii) return on equity, (viii) return on sales, (ix) revenue, and (x) total stockholder return. The performance goals may differ from participant to participant and from Award to Award.

Transferability of Awards.  The Plan generally will not allow for the transfer of Awards, and all rights with respect to an Award granted to a participant generally will be available during a participant’s lifetime only to the participant.

Merger or Sale of Assets.  In the event of our merger with or into another corporation, or the sale of all or substantially all of our assets, each outstanding Award will be assumed or substituted for by the successor corporation (or a parent or subsidiary or such successor corporation). If there is no assumption or substitution of outstanding Awards, the Administrator will provide notice to the recipient that he or she has the right to exercise the option and stock appreciation right as to all of the shares subject to the Award, all restrictions on restricted stock will lapse, and all performance goals or other vesting requirements for performance shares and performance units will be deemed achieved, and all other terms and conditions met. In such event, the Administrator shall notify the participant that the Award is fully exercisable for a period of time as the Administrator may determine from the date of such notice and that the Award will terminate upon expiration of such period. In addition, all Awards granted to non-employee directors will fully vest upon the occurrence of a change in control of the Company.

Amendment and Termination of the Plan.  The Administrator will have the authority to amend, alter, suspend, or terminate the Plan, except that stockholder approval will be required for any amendment to the plan to the extent required by any applicable law, regulation, or stock exchange rule. Any amendment, alteration, suspension, or termination will not, without the consent of the participant, materially adversely affect any rights or obligations under any Award previously granted. The Plan has a term of ten (10) years beginning November 1, 2005, unless terminated earlier by the Administrator.

Number of Awards Granted to Employees, Consultants, and Directors

The number of awards that an employee, director, or consultant may receive under the Plan is in the discretion of the Administrator and therefore cannot be determined in advance. To date, only stock options have been granted under the Plan. The following table sets forth (a) the aggregate number of shares subject to options granted under the Plan during the fiscal year ended September 30, 2005 and (b) the average per share exercise price of such options.

	Number of Options	Average Per Share
Name of Individual or Group	Granted	Exercise Price

Richard A. Karp Chief Executive Officer and Chairman of the board of directors	20,000	$14.34
David Mayfield President and Chief Operating Officer	20,000	$14.34
Sean Kelly Vice President of Sales	20,000	$19.52
Christopher Stephenson Vice President, Chief Financial Officer and Secretary	10,000	$14.34
Glenn Stewart Chief Technology Officer	10,000	$14.34
All executive officers, as a group	250,000	$19.09
All directors who are not executive officers, as a group	47,500	$16.74
All employees who are not executive officers, as a group	198,064	$19.92

Federal Tax Aspects

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Awards granted under the Plan. Tax consequences for any particular individual may be different.

Nonqualified Stock Options.  No taxable income is reportable when a nonqualified stock option with an exercise price equal to the fair market value of the Company’s stock is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Incentive Stock Options.  No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonqualified stock options). If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Stock Appreciation Rights.  No taxable income is reportable when a stock appreciation right with an exercise price equal to the fair market value on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares.  A participant generally will not have taxable income at the time an Award of restricted stock, restricted stock units, performance shares or performance units are granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the Award becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. However, the recipient of a restricted stock Award may elect to recognize income at the time he or she receives the Award in an amount equal to the fair market value of the shares underlying the Award (less any cash paid for the shares) on the date the Award is granted.

Tax Effect for the Company.  The Company generally will be entitled to a tax deduction in connection with an Award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to the Company’s Chief Executive Officer and to each of its four most highly compensated executive officers. Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, The Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the Plan, setting limits on the number of Awards that any individual may receive and for Awards other than certain stock options, establishing performance criteria that must be met before the Award actually will vest or be paid. The Plan has been designed to permit the Administrator to grant Awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such Awards.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A SERVICE PROVIDER’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE SERVICE PROVIDER MAY RESIDE.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 1998 STOCK PLAN

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the board of directors has selected PricewaterhouseCoopers LLP as its independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending September 30, 2006, and recommends that stockholders vote for ratification of such appointment. Although stockholder approval of the selection by the Audit Committee of the independent registered public accounting firm is not required by law, the Audit Committee has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection by the Audit Committee of PricewaterhouseCoopers LLP, the Audit Committee may direct the appointment of a new independent registered public accounting firm at any time during the year if the board of directors determines that such a change would be in our best interest and in that of our stockholders. In the event of a negative vote on ratification, the Audit Committee will reconsider its selection.

PricewaterhouseCoopers LLP has audited our financial statements annually since 1997. Representatives of PricewaterhouseCoopers LLP will be present at the annual meeting, will have an opportunity to make a statement if they desire to do so and will be available to answer any appropriate questions.

Audit and Related Fees

The following table is a summary of the fees billed to us by PricewaterhouseCoopers LLP for professional services for the fiscal years ended September 30, 2005 and September 30, 2004:

	Fiscal	Fiscal
Fee Category	2005 Fees	2004 Fees

Audit Fees	$1,356,887	$435,152
Audit-Related Fees	—	12,000
Tax Fees	62,585	342,430
All Other Fees	1,589	8,625

Total Fees	$1,421,061	$798,207

Audit Fees.  Consists of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements. Audit fees for fiscal 2005 also included the audit of management’s report on the effectiveness of Catapult’s internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002.

Audit-Related Fees.  Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards. Audit-related fees for fiscal 2004 included advisory work for Section 404 of the Sarbanes-Oxley Act of 2002.

Tax Fees.  Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

All Other Fees.  Consists of fees for products and services other than the services reported above. In fiscal 2004, these services included administrative and employee relocation services. In fiscal 2005, these services included administrative services.

Before selecting PricewaterhouseCoopers LLP, the Audit Committee carefully considered PricewaterhouseCoopers LLP’s qualifications as its independent registered public accounting firm. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, any issues raised by the most recent quality control review of the firm, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee’s review also included matters required to be considered under the Securities and Exchange Commission’s rules on auditor independence, including the nature and extent of non-audit services, to ensure that the auditors’ independence will not be impaired. The Audit Committee considered and determined that PricewaterhouseCoopers LLP’s provision of non-audit services to us during fiscal year 2005 was compatible with and did not impair PricewaterhouseCoopers LLP’s independence.

The Audit Committee’s practice is to consider and approve in advance all proposed audit and non-audit services to be provided by our independent registered public accounting firm.

Vote Required

If a quorum is present, the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting will be required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Abstentions will have the effect of a vote against this proposal and broker non-votes will have no effect on the outcome of the vote with respect to this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF CATAPULT COMMUNICATIONS CORPORATION FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2006.

PRINCIPAL STOCKHOLDERS

The following table provides information relating to the beneficial ownership of our Common Stock as of November 30, 2005 by:

•	each stockholder known by us to own beneficially more than 5% of our Common Stock;

•	each of our executive officers named in the summary compensation table on page 18;

•	each of our directors; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined based on the rules of the Securities and Exchange Commission. The column captioned “Total Shares and Shares Underlying Exercisable Options or Convertible Securities Beneficially Owned” includes the number of shares of our Common Stock subject to options or convertible securities that are currently exercisable or will become exercisable on or before January 29, 2006, sixty (60) days from our record date for the Annual Meeting. The number of shares subject to options or convertible securities that each beneficial owner has the right to acquire on or before January 29, 2006 is listed separately under the column “Number of Shares Underlying Options or Convertible Securities Exercisable on or before January 29, 2006.” These shares are not deemed exercisable for purposes of computing the beneficial ownership of any other person. Percent of beneficial ownership is based upon 14,744,007 shares of our Common Stock outstanding as of November 30, 2005. The address for those individuals for which an address is not otherwise provided is c/o Catapult Communications Corporation, 160 South Whisman Road, Mountain View, California 94041. Unless otherwise indicated, we believe the stockholders listed have sole voting or investment power with respect to all shares, subject to applicable community property laws.

		Number of
		Shares	Total Shares
		Underlying	and Shares
		Options or	Underlying
		Convertible	Exercisable
	Number of	Securities	Options or	Percentage of
	Outstanding	Exercisable	Convertible	Outstanding
	Shares	on or before	Securities	Shares
	Beneficially	January 29,	Beneficially	Beneficially
Name and Address	Owned	2005	Owned	Owned

Richard A. Karp(1)	2,830,770	147,500	2,978,270	20%
Nancy H. Karp(2)	1,347,281	13,906	1,361,187	9.22%
Transamerica Investment Management(3)	1,100,095			7.46%
1150 South Olive Street Suite
2700 Los Angeles, CA 90015
T. Rowe Price Associates, Inc.(4)	1,322,700			8.97%
100 East Pratt St.
Baltimore, MD 21202
Royce & Associates LLC(5)	1,008,600			6.84%
1414 Avenue Of The Americas
New York, New York 10019
Glen Stewart	88,136	116,125	204,261	1.37%
Sean Kelly	900	56,999	57,899	*
David Mayfield	—	109,000	109,000	*
Christopher Stephenson	—	29,875	29,875	*
John M. Scandalios	25,810	18,906	44,716	*
Charles L. Waggoner(6)	3,467	33,439	36,906	*
Henry P. Massey, Jr.	4,000	29,844	33,844	*
Peter S. Cross	—	8,594	8,594	*
R. Stephen Heinrichs	—	—	—	—
All directors and executive officers as a group (17 persons)(1) (2) (6)	4,342,585	1,029,269	5,374,854	34.08%

*	Less than 1%

(1)	Includes 78,330 shares held by trusts for the benefit of Dr. Karp’s children of which Dr. Karp is a trustee. Dr. Karp has voting and dispositive control over such shares.

(2)	Includes 61,328 shares held by trusts for the benefit of Ms. Karp’s children of which Ms. Karp is a trustee. Ms. Karp has voting and dispositive control over such shares.

(3)	Information based on the Schedule 13F filed for the quarter ended September 30, 2005 filed on November 8, 2005 with the Securities and Exchange Commission by Transamerica Investment Management, LLC.

(4)	Information based on the Schedule 13F filed for the quarter ended September 30, 2005 filed on November 14, 2005 with the Securities and Exchange Commission by T. Rowe Price Associates, Inc.

(5)	Information based on the Schedule 13F filed for the quarter ended September 30, 2005 filed on November 8, 2005 with the Securities and Exchange Commission by Royce & Associates LLC.

(6)	Includes 1,500 shares held by trusts for the benefit of Mr. Waggoner’s two grandchildren of which Mr. Waggoner is a trustee. Mr. Waggoner has voting and dispositive control over such shares.

EXECUTIVE COMPENSATION

The following table sets forth the compensation of the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (the CEO and such other officers collectively the “Named Executive Officers”) during the fiscal years ended September 30, 2005, 2004 and 2003:

Summary Compensation Table

		Annual Compensation			Long-term
				Other Annual	Compensation	All Other
	Fiscal	Salary	Bonus	Compensation	Awards	Compensation
Name and Principal Position	Year	($)	($)	(1) ($)	Options (#)	(2) ($)

Richard A. Karp	2005	320,004	148,966	—	20,000	16,435
Chief Executive Officer and	2004	320,004	250,450	—	10,000	13,380
Chairman of the board	2003	304,004	50,172	—	20,000	8,323
of directors
David Mayfield	2005	260,000	139,743	—	20,000	11,698
President and Chief Operating	2004	260,000	234,809	—	10,000	10,762
Officer	2003	260,000	47,037	—	20,000	9,993
Sean Kelly	2005	200,000	130,518	—	20,000	14,983
Vice President of Sales	2004	200,000	218,236	—	10,000	15,093
	2003	40,256	27,391	—	85,000	2,632
Christopher Stephenson	2005	182,000	114,070	—	10,000	9,424
Vice President, Chief Financial	2004	182,000	191,087	—	10,000	8,531
Officer and Secretary	2003	182,000	37,629	—	20,000	7,731
Glenn Stewart	2005	200,000	75,174	—	10,000	11,527
Vice President and	2004	200,000	128,125	—	10,000	11,340
Chief Technology Officer	2003	200,000	25,086	—	20,000	12,602

(1)	Includes perquisites only where the aggregate amount thereof equals or exceeds the lesser of $50,000 of 10% of the salary plus bonus for the executive officer.

(2)	Includes (a) health insurance premiums in fiscal 2005 of approximately $13,312 for Dr. Karp, $8,785 for Mr. Mayfield, $12,281 for Mr. Kelly, $8,785 for Mr. Stephenson and $8,825 for Mr. Stewart; (b) employer matching contributions to each officer’s 401-K plan in fiscal 2005 of $2,000 for Dr. Karp, $2,000 for Mr. Mayfield, $2,000 for Mr. Kelly and $2,000 for Mr. Stewart; and (c) life insurance premiums paid by us in the amount of $1,123 for Dr. Karp, $913 for Mr. Mayfield, $702 for Mr. Kelly, $639 for Mr. Stephenson and $702 for Mr. Stewart.

Option Grants

The following table shows, as to the Named Executive Officers, information concerning stock options granted during the fiscal year ended September 30, 2005.

The exercise price of the options we grant is equal to the fair market value of our Common Stock as measured by the closing sales price of our Common Stock in trading on the Nasdaq National Market on the date of grant. The exercise price may be paid by cash or check, or surrender of shares of our Common Stock owned by the optionee for more than six months. Alternatively, optionees may exercise their shares under a cashless exercise program. Under this program, the optionee may provide irrevocable instructions to sell the shares acquired on exercise and to remit to us a cash amount equal to the exercise price and all applicable withholding taxes.

Option Grants in Last Fiscal Year

	Individual Grants(1)				Potential Realizable
	Number	% of Total			Value at Assumed Annual
	of Securities	Options			Rates of Stock Price
	Underlying	Granted to			Appreciation for Option
	Options	Employees in	Exercise Price	Expiration	Term(4)
Name	Granted (#)(1)	Fiscal Year(2)	Per Share ($/sh)	Date(s)(3)	5% ($)	10% ($)

Richard A. Karp	20,000	4.04%	14.34	04/25/15	180,367	457,085
David Mayfield	20,000	4.04%	14.34	04/25/15	180,367	457,085
Sean Kelly	10,000	2.02%	14.34	04/25/15	90,183	228,543
Sean Kelly	10,000	2.02%	24.71	10/31/14	155,400	393,814
Christopher Stephenson	10,000	2.02%	14.34	04/25/15	90,183	228,543
Glenn Stewart	10,000	2.02%	14.34	04/25/15	90,183	228,543

(1)	These options grants are stock options granted pursuant to our 1998 Stock Plan and have terms of 10 years, subject to earlier termination in certain events related to termination of employment. These options vest as to 1/8th of the underlying shares six months after the date of grant, and as to 1/48th of the shares each month thereafter.

(2)	Based on an aggregate of 495,564 shares subject to options granted in fiscal 2005.

(3)	Options may terminate before their expiration dates if the optionee’s status as an employee or consultant is terminated or upon the optionee’s death or disability.

(4)	The potential realizable value is calculated based on the term of the option (10 years) and assumes that the deemed value at the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated stock price. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission (the “SEC”) and do not represent the Company’s estimate or projection of the Company’s future Common Stock prices.

Option Exercises and Values

The following table sets forth certain information regarding option exercises and the value of options held by the Named Executive Officers.

Fiscal Year-End Option Exercises and Values

			Number of		Value of Unexercised
			Unexercised Options		In-the-Money Options
	Shares Acquired	Value	at September 30, 2005 (#)		at September 30, 2005 ($)(1)
Name	on Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Richard A. Karp	—	—	142,083	27,917	293,721	179,279
David Mayfield	10,000	124,989	103,583	27,917	482,796	179,279
Sean Kelly	18,000	235,440	48,041	48,959	158,151	259,729
Christopher Stephenson	8,000	85,023	26,333	17,917	160,176	139,279
Glenn Stewart	—	—	112,583	17,917	647,871	139,279

(1)	Value of in-the-money options is based on market value of the Company’s Common Stock on September 30, 2005 of $18.34 minus the exercise price.

Equity Compensation Plan Information

The following table provides information as of September 30, 2005 about our Common Stock that may be issued upon the exercise of options and rights granted to employees, consultants or members of our board of directors under all existing equity compensation plans including the 1989 Stock Option Plan, the UK Executive Share Option Scheme, 1998 Stock Plan and the 1998 Employee Stock Purchase Plan. The 1998 Employee Stock Purchase Plan was terminated as of October 31, 2005.

Number of Securities
Remaining Available
for Future Issuance
			Weighted-Average	under Equity
	Number of Securities to be		Exercise Price of	Compensation Plans
	Issued Upon Exercise of		Outstanding	(Excluding
	Outstanding Options,		Options, Warrants	Securities Reflected
	Warrants and Rights		and Rights	in Column (a))
Plan Category	(a)		(b)	(c)

Equity compensation plans approved by security holders	1,956,029	(1)	15.56	1,004,693	(2)
Equity compensation plans not approved by security holders	—		—	—

Total	1,956,029		15.56	1,004,693

(1)	Of these shares of Common Stock, 50,483 were subject to outstanding options under the 1989 Stock Option Plan and 1,905,546 were subject to outstanding options under the 1998 Stock Plan.

(2)	Of these shares of Common Stock, 398,661 shares remain available for future issuance under the 1998 Stock Plan and 606,032 shares of our Common Stock remained available for future issuance under our 1998 Employee Stock Purchase Plan as of September 30, 2005. The 1998 Employee Stock Purchase Plan was terminated on October 31, 2005. The 1989 Stock Option Plan and the UK Executive Share Option Scheme were terminated in 1999 and no shares are available for future grant thereunder.

Employment Agreements and Change-in-Control Arrangements

Unless options shall have become fully exercisable as a result of a dissolution, merger or asset sale, in the event of a Change of Control, as described below, the options granted to our non-employee directors shall become vested and exercisable in full. A Change of Control means (i) the acquisition of 50% or more of the total voting power represented by our then outstanding voting securities by a “person” (as that term is used in Sections 13(d) and 14(d)

of the Securities Exchange Act of 1934), other than (A) a trustee or other fiduciary holding securities under one of our employee benefit plans acting in such capacity, (B) a corporation owned directly or indirectly by our stockholders in substantially the same proportions as their ownership of our stock or (C) Richard A. Karp or Nancy H. Karp; (ii) the consummation of the sale or disposition by us or all of substantially all of our assets; or (iii) the consummation of a merger or consolidation of Catapult with any other corporation, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by voting securities of Catapult or such surviving entity or its parent outstanding immediately after such merger or consolidation.

REPORT OF THE COMPENSATION COMMITTEE

Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, the following report of the Compensation Committee of the board of directors on executive compensation shall not be deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission, nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Overview and Philosophy

The Compensation Committee reviews and approves executive officer compensation including recommendations for stock option grants. Executive compensation includes the following elements: base salaries, annual bonuses, stock options and various benefit plans.

It is the Compensation Committee’s objective that executive compensation be tied directly to the achievement of our performance objectives. Specifically, our executive compensation program is designed to reward executive performance that results in enhanced corporate and stockholder values.

In assessing appropriate compensation levels, the Committee may review and rely on published industry pay survey data including the Radford Management Survey, and data from companies in the computer industry of comparable size, performance and growth rates.

The Compensation Committee recognizes that the industry sector in which we operate is highly competitive, with the result that there is substantial demand for qualified, experienced executive personnel. The Compensation Committee considers it crucial that we be assured of attracting and rewarding top caliber executives who are essential to the attainment of our ambitious long-term strategic goals.

For these reasons, the Compensation Committee believes our executive compensation arrangements must remain competitive with those offered by other companies of similar size, scope, performance levels and complexity of operations.

Annual Cash Compensation and Benefits

The Compensation Committee believes that the annual cash compensation paid to each executive should be commensurate with both the executive’s and our performance. For this reason, our executive cash compensation consists of base compensation (salary) and variable incentive compensation (annual bonus).

Base salaries for executive officers are established considering a number of factors, including our profitability; each executive’s individual performance and measurable contribution to our success; and pay levels of similar positions with comparable companies in the industry. The Compensation Committee supports Catapult’s compensation philosophy of moderation for elements such as base salary and benefits. Base salary decisions are made as part of our formal annual review process. In light of the conditions prevailing in our industry at the beginning of fiscal 2005, the Committee raised salaries for only four of our executive officers.

An executive’s annual performance award generally depends on the overall financial performance of Catapult and the executive’s individual performance. No bonus payments are made until minimum revenue targets are achieved. These targets are reviewed at least annually to meet the changing nature of our business. The incentive portion is set at a higher percentage for more senior officers, with the result that such officers have a higher percentage of their potential total cash compensation at risk.

We provide benefits to the named executive officers that are generally available to all Catapult employees.

Stock Options

During fiscal 2005 the Compensation Committee approved all stock option grants made to executive officers under our 1998 Stock Plan. The 1998 Stock Plan is designed to attract, retain and motivate our officers and other participants by providing them with a meaningful stake in our long-term success.

In making its determinations, the Compensation Committee takes into consideration: (i) grants made to individuals in similar positions in comparable high technology companies, (ii) participants’ contributions to our performance, both short- and long-term, (iii) prior stock option grants, especially as they relate to the number of options vested and unvested, and (iv) the impact that total option grants made to all participants have on dilution of current stockholder ownership and our earnings.

Stock option grants made to the Named Executive Officers are set forth in the table of option grants during the last fiscal year. See “Executive Compensation — Option Grants” above.

Chief Executive Officer’s Compensation

In light of the conditions prevailing in our industry at the beginning of fiscal 2005, Dr. Karp’s base salary for fiscal 2005 remained unchanged at $320,004. As a participant in the Executive Variable Compensation Plan approved by the Compensation Committee, Dr. Karp’s bonus of $148,966 for fiscal 2005 was determined based on the extent to which Catapult achieved quarterly revenue targets. Dr. Karp also received an option to purchase 20,000 shares of our Common Stock during fiscal 2005. The exercise price of Dr. Karp’s option was 100% of the market price on the date of grant.

Respectfully submitted by:

THE COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS

Charles L. Waggoner, Chairman
Peter S. Cross
John M. Scandalios

Compensation Committee Interlocks and Insider Participation

In the fiscal year ended September 30, 2005, our Compensation Committee consisted of Peter S. Cross, John M. Scandalios, and Charles L. Waggoner. None of the current members of the Compensation Committee is an officer or employee or former officer or employee of the Company. None of the members of the Compensation Committee have interlocking relationships as defined by the Securities and Exchange Commission nor any other relationship requiring disclosure.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, the following report of the Audit Committee of the board of directors shall not be deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission, nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended.

Below is the report of the Audit Committee with respect to our audited consolidated financial statements for the fiscal year ended September 30, 2005, which include our consolidated balance sheets as of September 30, 2005 and 2004, and the related consolidated statements of income, stockholders’ equity and cash flows for each of the fiscal years ended September 30, 2005, September 30, 2004 and September 30, 2003 and the notes thereto.

In accordance with the written charter adopted by the board of directors, the Audit Committee of the board of directors has the primary responsibility for overseeing our financial reporting, accounting principles and system of internal accounting controls, and reporting its observations and activities to the board of directors. It also approves the appointment of our independent registered public accounting firm and approves in advance the services performed by such firm.

Review and Discussion with Management

The Audit Committee has reviewed and discussed with management our audited consolidated financial statements for the fiscal year ended September 30, 2005, the process designed to achieve compliance with Section 404 of the Sarbanes-Oxley Act of 2002, our assessment of internal control over financial reporting and the report by our independent registered public accounting firm thereon.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee has discussed with PricewaterhouseCoopers LLP, our independent registered public accounting firm, the matters the Audit Committee is required to discuss pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our consolidated financial statements.

The Audit Committee also has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with PricewaterhouseCoopers LLP any relationships that may impact its independence, and satisfied itself as to the independent registered public accounting firm’s independence.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the board of directors that our audited consolidated financial statements for the fiscal year ended September 30, 2005 be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2005 for filing with the Securities and Exchange Commission.

Respectfully submitted by:

THE AUDIT COMMITTEE OF THE BOARD OF
DIRECTORS

R. Stephen Heinrichs, Chairman
Peter S. Cross
John M. Scandalios
Charles L. Waggoner

COMPANY’S STOCK PERFORMANCE

PERFORMANCE GRAPH

Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, the information set forth below under the heading “Performance Graph” shall not be deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Set forth below is a line graph comparing the cumulative total return to holders of our Common Stock with the cumulative total return of the Nasdaq Stock Market (U.S.) Index, the Nasdaq Telecommunications Index and a peer group for the period commencing September 30, 2000 and ending on September 30, 2005. Returns for the indices are weighted based on market capitalization at the beginning of each fiscal year.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG CATAPULT COMMUNICATIONS CORPORATION,
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ TELECOMMUNICATIONS INDEX

*	$100 invested on 9/30/00 in stock or index — including reinvestment of dividends.

Fiscal year ending September 30.

The graph assumes that $100 was invested on September 30, 2000 in our Common Stock, the Nasdaq Stock Market (U.S.) Index, the Nasdaq Telecommunications Index and the peer group, and that all dividends were reinvested. No dividends have been declared or paid on our Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

CERTAIN TRANSACTIONS

In September 2004, in connection with an underwritten public offering of our Common Stock, we sold 200,000 shares of newly-issued Common Stock and Dr. Karp and Ms. Karp sold 218,593 and 218,594 shares, respectively, of their Common Stock in the offering (including shares sold upon exercise of an over-allotment option they had granted to the underwriters). We paid all of the expenses of this offering, estimated at $592,000, except for Dr. Karp’s and Ms. Karp’s underwriting discounts and commissions and fees of a separate counsel they retained. The payment of Dr. Karp’s and Ms. Karp’s offering expenses was approved by our Audit Committee, which believed that it was desirable to facilitate sales of their shares to encourage more widespread ownership of our Common Stock and to provide a more liquid market for our stock. Subsequently, in November 2004, Dr. Karp, Ms. Karp and the Richard A. Karp Charitable Foundation sold an aggregate of 950,000 additional shares of Common Stock in an underwritten public offering. Dr. Karp and Ms. Karp paid $114,285 in expenses in connection with such offering.

David Mayfield, our President and Chief Operating Officer, received an interest-free employee relocation loan from Catapult in November 2000 in the amount of $250,000 in connection with his initial employment with Catapult. The loan is secured by a second deed of trust on Mr. Mayfield’s principal residence. The loan is repayable in quarterly payments of $2,100, with a balloon payment due in November 2015. The principal amount outstanding on the loan as of October 1, 2004 was $218,500 and the debt had been reduced to $208,000 at September 30, 2005.

Henry P. Massey, Jr., one of our directors, is a member of the law firm of Wilson Sonsini Goodrich & Rosati, Professional Corporation (WSGR), which provides various legal services to Catapult. We anticipate that WSGR will continue to provide services in the current fiscal year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that all our executive officers, directors and greater than 10% stockholders complied with all applicable filing requirements during fiscal year 2004, except that Adam Fowler, Vice President of Advanced Development, did not file a Form 4 to report an option exercise and same day sale of 4,000 shares on March 8, 2005. The exercise and sale of 4,000 shares was reported on Form 4 on November 8, 2005.

OTHER MATTERS

We are not aware of any other matters to be submitted at the annual meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the board of directors may recommend.

FOR THE BOARD OF DIRECTORS
Christopher Stephenson
Vice President, Chief Financial
Officer and Secretary

Dated: December 21, 2005

APPENDIX A

CATAPULT COMMUNICATIONS CORPORATION

1998 STOCK PLAN
(As Amended and Restated November 1, 2005)

1. Purposes of the Plan.  The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock awards as determined by the Administrator.

2. Definitions.  As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock awards as the Administrator may determine.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan, including an Option Agreement. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Cash Position” means as to any Performance Period, the Company’s level of cash and cash equivalents, including, without limitation, amounts classified for financial reporting purposes as short-term investments and restricted investments.

(g) “Change in Control” means the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity, (B) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company or (C) Richard A. or Nancy H. Karp, becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iii) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(h) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein shall be a reference to any successor or amended section of the Code.

(i) ‘‘Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 of the Plan.

(j) “Common Stock” means the common stock of the Company.

(k) “Company” means Catapult Communications Corporation, a Nevada corporation.

(l) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(m) “Determination Date” means the latest possible date that shall not jeopardize the qualification of an Award granted under the Plan as “performance-based compensation” under Section 162(m) of the Code.

(n) “Director” means a member of the Board.

(o) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(p) “Earnings Per Share” means as to any Performance Period, the Company’s or a business unit’s Net Income, divided by a weighted average number of Shares outstanding and dilutive equivalent Shares deemed outstanding, determined in accordance with U.S. GAAP; provided, however, that if Net Income as to any such Performance Period is a negative amount, then Earnings Per Share means the Company’s or business unit’s Net Income, divided by a weighted average number of Shares outstanding, determined in accordance with the U.S. GAAP.

(q) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Excluded Items” includes, without limitation: (i) incentive compensation, (ii) in-process research and development expenses, (iii) acquisition costs, (iv) compensation expense from equity compensation, (v) operating expenses from acquired businesses, (vi) amortization of acquired intangible assets, and (vii) such other unusual or one-time items as may be identified by the Administrator.

(t) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(u) “Fiscal Year” means the fiscal year of the Company.

(v) “Incentive Stock Option” means an Option that by its terms does qualify and is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(w) “Net Income” means as to any Performance Period, the Company’s or a business unit’s income after taxes determined in accordance with U.S. GAAP, adjusted for any Excluded Items approved for exclusion by the Administrator.

(x) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(y) “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Award. The Notice of Grant is part of the Award Agreement.

(z) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(aa) “Operating Cash Flow” means as to any Performance Period, the Company’s or a business unit’s cash flow generated from operating activities, as reported in the Company’s cash flow statements and calculated in accordance with U.S. GAAP, adjusted for any Excluded Items approved for exclusion by the Administrator.

(bb) “Operating Income” means as to any Performance Period, the Company’s or a business unit’s income from operations determined in accordance with U.S. GAAP, adjusted for any Excluded Items approved for exclusion by the Administrator.

(cc) “Option” means a stock option granted pursuant to the Plan.

(dd) “Option Agreement” means an agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(ee) “Optioned Stock” means the Common Stock subject to an Award.

(ff) “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

(gg) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(hh) “Participant” means the holder of an outstanding Award, including an Optionee.

(ii) “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award granted under the Plan. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (i) Cash Position, (ii) Earnings Per Share, (iii) Net Income, (iv) Operating Cash Flow, (v) Operating Income, (vi) Return on Assets, (vii) Return on Equity, (viii) Return on Sales, (ix) Revenue, and (x) Total Shareholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Administrator shall determine whether any significant element(s) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participant.

(jj) “Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

(kk) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(ll) “Performance Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share that may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(mm) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(nn) “Plan” means this 1998 Stock Plan.

(oo) “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

(pp) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(qq) “Return on Assets” means as to any Performance Period, the percentage equal to the Company’s or a business unit’s Operating Income divided by average net Company or business unit as applicable, assets, determined in accordance with U.S. GAAP.

(rr) “Return on Equity” means as to any Performance Period, the percentage equal to the Company’s Net Income divided by average shareholder’s equity, determined in accordance with U.S. GAAP.

(ss) “Return on Sales” means as to any Performance Period, the percentage equal to the Company’s or a business unit’s Operating Income divided by the Company’s or the business unit’s, as applicable, Revenue.

(tt) “Revenue” means as to any Performance Period, the Company’s or business unit’s net sales, determined in accordance with U.S. GAAP.

(uu) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(vv) “Section 16(b)” means Section 16(b) of the Exchange Act.

(ww) “Service Provider” means an Employee, Director or Consultant.

(xx) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(yy) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(zz) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(aaa) “Total Shareholder Return” means as to any Performance Period, the total return (change in share price plus reinvestment of any dividends) of a Share.

(bbb) “U.S. GAAP” means generally accepted accounting principles in the United States.

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan.  Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be awarded and sold under the Plan is 3,800,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Full Value Awards.  Any Shares subject to Options or Stock Appreciation Rights shall be counted against the numerical limits of this Section 3 as one Share for every Share subject thereto. Any Shares subject to Awards of Restricted Stock, Restricted Stock Units, Performance Shares, or Performance Units with a per share or unit purchase price lower than 100% of Fair Market Value on the date of grant shall be counted against the numerical limits of this Section 3 as two Shares for every one Share subject thereto. To the extent that a Share that was subject to an Award that counted as two Shares against the Plan reserve pursuant to the preceding sentence is recycled back into the Plan under the next paragraph of this Section 3, the Plan shall be credited with two Shares.

(c) Lapsed Awards.  If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, Shares actually issued pursuant to a Stock Appreciation Right as well as the Shares that represent payment of the exercise price shall cease to be available under the Plan Shares that have actually been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares shall become available for future grant under the Plan. Shares used to pay the tax and exercise price of an Award shall become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment shall not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing, and subject to adjustment provided in Section 13, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate Share number stated in Section 3, plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies.  The Plan may be administered by different Committees with respect to different groups of Service Providers.

(ii) Section 162(m).  To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration.  Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(viii) to modify or amend each Award (subject to Section 17(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan; provided, however, that no modification or amendment may reduce the exercise price of an Award after it has been granted (except for adjustments made pursuant to Section 13), unless approved by the Company’s shareholders;

(ix) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(x) to grant in addition to the incentives described in Sections 6, 7, 8, 9 and 10 below, other incentives payable in cash or Shares under the Plan as determined by the Administrator to be in the best interests of the Company and subject to any terms and conditions the Administrator deems advisable; and

(xi) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision.  The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.

5. Eligibility.  Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares and such stock awards as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Options.

(a) Limitations.

(i) Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a)(i), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(ii) The following limitations shall apply to grants of Options:

(1) No Service Provider shall be granted, in any Fiscal Year of the Company, Options to purchase more than 225,000 Shares.

(2) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 225,000 Shares which shall not count against the limit set forth in subsection (1) above.

(3) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13.

(4) If an Option is cancelled in the same Fiscal Year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option shall be counted against the limits set forth in subsections (1) and (2) above. For this purpose, if the exercise price of an

Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option.

(b) Term of Option.  The term of each Option shall be stated in the Award Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(1) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(2) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in Section 424(a) of the Code and the regulations promulgated thereunder.

(ii) Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration.  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(1) cash;

(2) check;

(3) other Shares which, in the case of Shares acquired directly or indirectly from the Company, (A) have been owned by the Participant and have not been subject to a substantial risk of forfeiture for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(4) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(5) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant’s participation in any Company-sponsored deferred compensation program or arrangement;

(6) any combination of the foregoing methods of payment; or

(7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Shareholder.  Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. Unless the Administrator provides otherwise, vesting of Options granted to Officers and Directors hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised together with any applicable withholding taxes. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider.  If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for thirty (30) days following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(iii) Disability of Participant.  If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(iv) Death of Participant.  If a Participant dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Participant’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination. If, at the time of death, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Participant’s estate or, if none, by the person(s) entitled to exercise the Option under the Participant’s will or in accordance with the laws of descent and distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(v) Buyout Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares an Award previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

7. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights.  Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion.

(b) Number of Shares.  The Administrator shall have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant, provided that during any Fiscal Year, no Participant shall be granted Stock Appreciation Rights covering more than 225,000 Shares. Notwithstanding the foregoing limitation, in connection with a Participant’s initial service as an Employee, an Employee may be granted Stock Appreciation Rights covering up to an additional 225,000 Shares.

(c) Exercise Price and Other Terms.  The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan. In the case of a freestanding Stock Appreciation Right, the exercise price shall be not less than 100% of the Fair Market Value of a Share on the date of grant. The exercise price of a tandem or affiliated Stock Appreciation Rights shall equal the exercise price of the related Option.

(d) Stock Appreciation Right Agreement.  Each Stock Appreciation Right grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(e) Expiration of Stock Appreciation Rights.  A Stock Appreciation Right granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6 also shall apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount.  Upon exercise of a Stock Appreciation Right, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8. Restricted Stock.

(a) Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Awards of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, shall determine.

(b) Restricted Stock Agreement.  Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, shall determine. Notwithstanding the foregoing, during any Fiscal Year no Participant shall receive more than an aggregate of 75,000 Shares of Restricted Stock; provided, however, that in connection with a Participant’s initial service as an Employee, an Employee may be granted an aggregate of up to an additional 75,000 Shares of Restricted Stock. Unless the Administrator determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(c) Transferability.  Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions.  The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions.  Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The restrictions shall lapse at a rate determined by the Administrator. After the grant of Restricted Stock, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock.

(f) Voting Rights.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless the Administrator determines otherwise. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company.  On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

(i) Section 162(m) Performance Restrictions.  For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the Determination Date. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

9. Restricted Stock Units.

(a) Grant of Restricted Stock Units.  Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Awards of Restricted Stock Units to Service Providers in such amounts as the Administrator, in its sole discretion, shall determine.

(b) Restricted Stock Unit Agreement.  Each Award of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the number of Restricted Stock Units granted and such other terms and conditions as the Administrator, in its sole discretion, shall determine. Notwithstanding the foregoing, during any Fiscal Year no Participant shall receive more than an aggregate of 75,000 Restricted Stock Units; provided, however, that in connection with a Participant’s initial service as an Employee, an Employee may be granted an aggregate of up to an additional 75,000 Restricted Stock Units.

(c) Other Restrictions.  The Administrator, in its sole discretion, may impose such other restrictions on Restricted Stock Units as it may deem advisable or appropriate.

(d) Vesting Criteria and Other Terms.  The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, shall determine the number of Restricted Stock Units that shall be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.

(e) Earning Restricted Stock Units.  Upon meeting the applicable vesting criteria, the Participant shall be entitled to receive a payout as specified in the Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(f) Form and Timing of Payment.  Payment of earned Restricted Stock Units shall be made as soon as practicable after the date(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again shall be available for grant under the Plan.

(g) Cancellation.  On the date set forth in the Award Agreement, all unearned Restricted Stock Units shall be forfeited to the Company.

(h) Section 162(m) Performance Restrictions.  For purposes of qualifying grants of Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the Determination Date. In granting Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g. in determining the Performance Goals).

10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares.  Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion in determining the number of Performance Units/Shares granted to each Participant provided that during any Fiscal Year no Participant shall receive more than 75,000 Performance Units or Performance Shares. Notwithstanding the foregoing limitation, in connection with a Participant’s initial service as an Employee, an Employee may be granted up to an additional 75,000 Performance Units or Performance Shares.

(b) Value of Performance Units/Shares.  Each Performance Unit shall have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms.  The Administrator shall set performance objectives or other vesting provisions. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.

(d) Section 162(m) Performance Objectives.  For purposes of qualifying grants of Performance Units/Shares as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may determine that the performance objectives applicable to Performance Units/Shares shall be based on the achievement of Performance Goals. The Administrator shall set the Performance Goals on or before the Determination Date. In granting Performance Units/Shares which are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Units/Shares under Section 162(m) of the Code (e.g., in determining the Performance Goals).

(e) Earning of Performance Units/Shares.  After the applicable Performance Period has ended, the holder of Performance Unit/Shares shall be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(f) Form and Timing of Payment of Performance Units/Shares.   Payment of earned Performance Units/Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares

(which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(g) Cancellation of Performance Units/Shares.  On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

11. Other Stock Awards.  In addition to the incentives described in Sections 6, 7, 8, 9 and 10 above, the Administrator may grant other incentives payable in Shares under the Plan as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate.

12. Transferability of Awards.  Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a) Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, and the number of shares of Common Stock as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any change in or increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other change or increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b) Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option shall lapse, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award shall terminate immediately prior to the consummation of such proposed action.

(c) Merger or Asset Sale.  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Award shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock shall lapse, and, with respect to Performance Shares and Performance Units, all Performance Goals or other vesting criteria shall be deemed achieved at target levels and all other terms and conditions met. In addition, if an Award is not assumed or substituted for in the event of a merger or sale of assets, the Administrator shall notify the Participant in writing or electronically that the Award shall be fully vested and exercisable for a period of time determined by the Administrator, and the Award shall terminate upon the expiration of such period.

(d) For the purposes of subsection (c), an Award shall be considered assumed if, following the merger or sale of assets, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Performance Unit or Performance Share, for each Share subject to the Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the merger), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

Notwithstanding anything in this Section 13(d) to the contrary, an Award that vests, is earned or is paid-out upon the satisfaction of one or more Performance Goals shall not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s post-Change in Control corporate structure shall not be deemed to invalidate an otherwise valid Award assumption.

(e) Additional Vesting for Certain Directors Upon Change in Control.  In the event of a Change in Control each outstanding Award granted to a Director who is not an Employee shall become fully vested and exercisable. The Administrator shall notify the Director in writing or electronically not less than fifteen (15) days prior to the Change in Control that the vesting of the Award shall accelerate and the Director shall be entitled to exercise the Award as to the additional Shares concurrently with the Change in Control.

14. No Effect on Employment or Service.  Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

15. Tax Withholding

(a) Withholding Requirements.  Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements.  The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part (without limitation) by (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld

16. Date of Grant.  The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

17. Amendment and Termination of the Plan.

(a) Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Shareholder Approval.  The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall (i) impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company, or (ii) permit the reduction of the exercise price of an Award after it has been granted (except for adjustments made pursuant to Section 13), unless approved by the Company’s shareholders. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

18. Term of Plan.  Subject to shareholder approval as set forth in Section 17(b) of the Plan, the amendment and restatement of the Plan shall become effective upon its adoption by the Board on November 1, 2005, and the Plan, as amended, shall continue in effect for a term of ten (10) years until November 1, 2015, unless terminated earlier under Section 17 of the Plan.

19. Conditions Upon Issuance of Shares.

(a) Legal Compliance.  Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations.  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

20. Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21. Reservation of Shares.  The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22. Shareholder Approval.  The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P	CATAPULT COMMUNICATIONS CORPORATION
R	160 South Whisman Road, Mountain View, California 94041
O
X	2006 ANNUAL MEETING OF STOCKHOLDERS
Y
January 24, 2006
     The undersigned stockholder of Catapult Communications Corporation, a Nevada corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated December 21, 2005, and hereby appoints Richard A. Karp and Christopher Stephenson, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned at the 2006 Annual Meeting of Stockholders of Catapult Communications Corporation, to be held on Tuesday, January 24, 2006, at 3:00 p.m., Pacific Standard Time, at the corporation’s principal executive offices located at 160 South Whisman Road, Mountain View, California 94041 and at any continuation(s) or adjournment(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side and, in their discretion, upon such other matter or matters that may properly come before the meeting and any adjournment(s) thereof.
(Continued and to be signed on reverse side)
ANNUAL MEETING OF STOCKHOLDERS OF
CATAPULT COMMUNICATIONS CORPORATION
Tuesday, January 24, 2006
3:00 p.m.
Please date, sign and mail your proxy
card in the envelope provided as soon as
possible.
Please detach and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” EACH OF THE FOLLOWING PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE                    ☒
1.	ELECTION OF DIRECTORS

NOMINEES:
☐	FOR ALL NOMINEES	¡	Peter S. Cross
		¡	R. Stephen Heinrichs
☐	WITHHOLD	¡	Nancy H. Karp
AUTHORITY FOR ALL		¡	Richard A. Karp
NOMINEES		¡	Henry P. Massey, Jr.
		¡	John M. Scandalios
☐	FOR ALL EXCEPT	¡	Charles L. Waggoner
(See Instructions below)

	FOR	AGAINST	ABSTAIN
2. To amend and restate the Company’s 1998 Stock Plan to (i) increase the shares reserved for issuance thereunder by 1,000,000 shares of Common Stock, (ii) extend the term of the Plan to November 1, 2015 and (iii) in addition to stock options and stock purchase rights, permit the award of stock appreciation rights, restricted stock units, performance units, performance shares, and other stock awards as determined by the Administrator.	☐	☐	☐

3. Proposal to approve and ratify the appointment of PricewaterhouseCoopers LLC as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2006.	☐	☐	☐

4. The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.	☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark ‘FOR ALL EXCEPT’ and fill in the circle next to each nominee you wish to withholder, as shown here:     ●
THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED (1) FOR THE ELECTION OF DIRECTORS, (2) FOR THE AMENDMENT AND RESTATEMENT OF THE 1998 STOCK PLAN (3) FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND (4) AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Please check here if you plan to attend the meeting.                    ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.